                                                                   EXHIBIT 10.8


THIS DEMAND NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH CONDITIONS SPECIFIED HEREIN.

                             HMTF BRIDGE RHY, LLC

                                  Demand Note

                                                                  Dallas, Texas

         FOR VALUE RECEIVED, the undersigned (the "Company") , a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of HM4 Rhythms Qualified Fund, LLC, or registered assigns, the principal sum of one hundred and nineteen million, three hundred and ninety six thousand, five hundred and sixty two Dollars ($119,396,562.00) not later than three business days after written demand for payment is delivered by the holder hereof to the Company at its principal office (which is located at 200 Crescent Court, Suite 1600, Dallas, Texas, on the date of this Note) , with simple interest at a rate of 8.25% per annum. Interest will be paid at the time of payment of the related principal or at the time this Note is otherwise surrendered by the holder hereof for cancellation.

         Payments of principal and interest accrued on the principal being paid to the date of payment are to be made at the home office of the Company, or such other place as the holder of this Note shall have specified in writing to the Company, in lawful money of the United States of America.

         This Note and the other Demand Notes being issued and dated the date hereof are herein called the "Notes."

         The Company represents and warrants that:

         (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority to own and lease its property and to conduct its business as presently conducted or contemplated; the Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary;

         (ii) the execution and delivery by the Company of the Notes have been duly authorized by all the necessary corporate action and the Notes constitute the valid and binding agreements of the Company enforceable in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally from time to time in effect; and

         (iii) the execution and delivery of the Notes does not and will not contravene, or constitute a default under, any law or regulation, the limited liability company agreement of the Company or any agreement, judgement, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the Company.

                  If any of the following events shall occur:

                  (i) any representation or warranty made by the Company in this Note shall be false in any material respect on the date as of which made or the Company shall violate any covenant or agreement made by it in this Note;

                  (ii) the Company shall make an assignment for the benefit of creditors or admit in writing its inability to pay off its debts as they become due;

                  (iii) an order, judgement or decree shall be entered adjudicating the Company bankrupt or insolvent;

                  (iv) the Company shall petition or apply to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of its assets, or commence any proceedings relating to the Company under and bankruptcy, reorganization arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

                  (v) any such petition or application shall be filed, or any such proceeding shall be commenced, against the Company and the Company by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or any order, judgement or decree shall be entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings, and any such order, judgement or decree shall remain unstayed and in effect for more than 60 days; or

                  (vi) any order, judgement or decree shall be entered in any proceeding against the Company decreeing the dissolution of the Company;

then, notwithstanding any provision herein to the contrary, this Note shall thereupon be and become forthwith due and payable without demand or other notice of any kind by the holder hereof or any other person.

         The Company promises to pay the following costs, expenses and attorneys' fees paid or incurred by the holder of this Note, or adjudged by the court:

                  (a) reasonable costs of collection, costs and expenses and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and

                  (b) costs of suit and such sums as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

         Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, and upon satisfaction of the Company that such transfer is exempt from registration under the Securities Act of 1933, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         No alteration, amendment or waiver of any provision of this Note, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any term hereof, or otherwise release or discharge the liability of the Company under this Note.

         This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing signed by the party against whom the same is asserted.

         The provisions of this Note shall be construed and interpreted, and in all rights and obligations hereunder determined, in accordance with the laws of the State of New York.


                                                         HMTF BRIDGE RHY, LLC

                                               By:  /s/ DAVID W. KNICKEL
                                                  -----------------------------
                                              Name:     David W. Knickel
                                                    ---------------------------
                                              Title:    Vice President
                                                     --------------------------

THIS DEMAND NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH CONDITIONS SPECIFIED HEREIN.

                              HMTF BRIDGE RHY, LLC

                                  Demand Note

                                                                   Dallas, Texas

                  FOR VALUE RECEIVED, the undersigned (the "Company"), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of HM4 Rhythms Private Fund, LLC, or registered assigns, the principal sum of eight hundred and forty five thousand, eight hundred and forty eight Dollars ($845,848.00) not later than three business days after written demand for payment is delivered by the holder hereof to the Company at its principal office (which is located at 200 Crescent Court, Suite 1600, Dallas, Texas, on the date of this Note), with simple interest at a rate of 8.25% per annum. Interest will be paid at the time of payment of the related principal or at the time this Note is otherwise surrendered by the holder hereof for cancellation.

                  Payments of principal and interest accrued on the principal being paid to the date of payment are to be made at the home office of the Company, or such other place as the holder of this Note shall have specified in writing to the Company, in lawful money of the United States of America.

                  This Note and the other Demand Notes being issued and dated the date hereof are herein called the "Notes."

The Company represents and warrants that:

                  (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority to own and lease its property and to conduct its business as presently conducted or contemplated; the Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary;

                  (ii) the execution and delivery by the Company of the Notes have been duly authorized by all the necessary corporate action and the Notes constitute the valid and binding agreements of the Company enforceable in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally from time to time in effect; and

                  (iii) the execution and delivery of the Notes does not and will not contravene, or constitute a default under, any law or regulation, the limited liability company agreement of the Company or any agreement, judgement, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the Company.

                  If any of the following events shall occur:

                  (i) any representation or warranty made by the Company in this Note shall be false in any material respect on the date as of which made or the Company shall violate any covenant or agreement made by it in this Note;

                  (ii) the Company shall make an assignment for the benefit of creditors or admit in writing its inability to pay off its debts as they become due;

                  (iii) an order, judgement or decree shall be entered adjudicating the Company bankrupt or insolvent;

                  (iv) the Company shall petition or apply to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of its assets, or commence any proceedings relating to the Company under and bankruptcy, reorganization arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

                  (v) any such petition or application shall be filed, or any such proceeding shall be commenced, against the Company and the Company by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or any order, judgement or decree shall be entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings, and any such order, judgement or decree shall remain unstayed and in effect for more than 60 days; or

                  (vi) any order, judgement or decree shall be entered in any proceeding against the Company decreeing the dissolution of the Company;

then, notwithstanding any provision herein to the contrary, this Note shall thereupon be and become forthwith due and payable without demand or other notice of any kind by the holder hereof or any other person.

                  The Company promises to pay the following costs, expenses and attorneys' fees paid or incurred by the holder of this Note, or adjudged by the court:

                  (a) reasonable costs of collection, costs and expenses and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and

                  (b) costs of suit and such sums as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

                  Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, and upon satisfaction of the Company that such transfer is exempt from registration under the Securities Act of 1933, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  No alteration, amendment or waiver of any provision of this Note, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any term hereof, or otherwise release or discharge the liability of the Company under this Note.

                  This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing signed by the party against whom the same is asserted.

                  The provisions of this Note shall be construed and interpreted, and in all rights and obligations hereunder determined, in accordance with the laws of the State of New York.


                                               HMTF BRIDGE RHY, LLC

                                     By:  /s/ DAVID W. KNICKEL
                                        ------------------------------
                                    Name:     David W. Knickel
                                          ---------------------------
                                    Title:    Vice President
                                           --------------------------

THIS DEMAND NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH CONDITIONS SPECIFIED HEREIN.

                             HMTF BRIDGE RHY, LLC

                                  Demand Note

                                                                  Dallas, Texas

         FOR VALUE RECEIVED, the undersigned (the "Company") , a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of HM PG-IV Rhythms, LLC, or registered assigns, the principal sum of six million, three hundred and fifty six thousand, four hundred and eighty six Dollars ($6,356,486.00) not later than three business days after written demand for payment is delivered by the holder hereof to the Company at its principal office (which is located at 200 Crescent Court, Suite 1600, Dallas, Texas, on the date of this Note) , with simple interest at a rate of 8.25% per annum. Interest will be paid at the time of payment of the related principal or at the time this Note is otherwise surrendered by the holder hereof for cancellation.

         Payments of principal and interest accrued on the principal being paid to the date of payment are to be made at the home office of the Company, or such other place as the holder of this Note shall have specified in writing to the Company, in lawful money of the United States of America.

         This Note and the other Demand Notes being issued and dated the date hereof are herein called the "Notes."

         The Company represents and warrants that:

         (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority to own and lease its property and to conduct its business as presently conducted or contemplated; the Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary;

         (ii) the execution and delivery by the Company of the Notes have been duly authorized by all the necessary corporate action and the Notes constitute the valid and binding agreements of the Company enforceable in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally from time to time in effect; and

         (iii) the execution and delivery of the Notes does not and will not contravene, or constitute a default under, any law or regulation, the limited liability company agreement of the Company or any agreement, judgement, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the Company.

         If any of the following events shall occur:

         (i) any representation or warranty made by the Company in this Note shall be false in any material respect on the date as of which made or the Company shall violate any covenant or agreement made by it in this Note;

         (ii) the Company shall make an assignment for the benefit of creditors or admit in writing its inability to pay off its debts as they become due;

         (iii) an order, judgement or decree shall be entered adjudicating the Company bankrupt or insolvent;

         (iv) the Company shall petition or apply to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of its assets, or commence any proceedings relating to the Company under and bankruptcy, reorganization arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

         (v) any such petition or application shall be filed, or any such proceeding shall be commenced, against the Company and the Company by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or any order, judgement or decree shall be entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings, and any such order, judgement or decree shall remain unstayed and in effect for more than 60 days; or

         (vi) any order, judgement or decree shall be entered in any proceeding against the Company decreeing the dissolution of the Company;

then, notwithstanding any provision herein to the contrary, this Note shall thereupon be and become forthwith due and payable without demand or other notice of any kind by the holder hereof or any other person.

         The Company promises to pay the following costs, expenses and attorneys' fees paid or incurred by the holder of this Note, or adjudged by the court:

         (a) reasonable costs of collection, costs and expenses and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and

         (b) costs of suit and such sums as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

         Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, and upon satisfaction of the Company that such transfer is exempt from registration under the Securities Act of 1933, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         No alteration, amendment or waiver of any provision of this Note, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any term hereof, or otherwise release or discharge the liability of the Company under this Note.

         This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing signed by the party against whom the same is asserted.

         The provisions of this Note shall be construed and interpreted, and in all rights and obligations hereunder determined, in accordance with the laws of the State of New York.


                                                        HMTF BRIDGE RHY, LLC

                                               By:  /s/ DAVID W. KNICKEL
                                                  ------------------------------
                                              Name:     David W. Knickel
                                                    ---------------------------
                                              Title:    Vice President
                                                     --------------------------

THIS DEMAND NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH CONDITIONS SPECIFIED HEREIN.

                              HMTF BRIDGE RHY, LLC

                                  Demand Note

                                                                  Dallas, Texas



         FOR VALUE RECEIVED, the undersigned (the "Company") , a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of HM 4-SBS Rhythms Coinvestors, LLC, or registered assigns, the principal sum of two million, eight hundred and fifty nine thousand, one hundred and seventy eight Dollars ($2,859,178.00) not later than three business days after written demand for payment is delivered by the holder hereof to the Company at its principal office (which is located at 200 Crescent Court, Suite 1600, Dallas, Texas, on the date of this Note) , with simple interest at a rate of 8.25% per annum. Interest will be paid at the time of payment of the related principal or at the time this Note is otherwise surrendered by the holder hereof for cancellation.

         Payments of principal and interest accrued on the principal being paid to the date of payment are to be made at the home office of the Company, or such other place as the holder of this Note shall have specified in writing to the Company, in lawful money of the United States of America.

         This Note and the other Demand Notes being issued and dated the date hereof are herein called the "Notes."

         The Company represents and warrants that:

         (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority to own and lease its property and to conduct its business as presently conducted or contemplated; the Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary;

         (ii) the execution and delivery by the Company of the Notes have been duly authorized by all the necessary corporate action and the Notes constitute the valid and binding agreements of the Company enforceable in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally from time to time in effect; and

         (iii) the execution and delivery of the Notes does not and will not contravene, or constitute a default under, any law or regulation, the limited liability company agreement of the Company or any agreement, judgement, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the Company.

         If any of the following events shall occur:

         (i) any representation or warranty made by the Company in this Note shall be false in any material respect on the date as of which made or the Company shall violate any covenant or agreement made by it in this Note;

         (ii) the Company shall make an assignment for the benefit of creditors or admit in writing its inability to pay off its debts as they become due;

         (iii) an order, judgement or decree shall be entered adjudicating the Company bankrupt or insolvent;

         (iv) the Company shall petition or apply to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of its assets, or commence any proceedings relating to the Company under and bankruptcy, reorganization arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

         (v) any such petition or application shall be filed, or any such proceeding shall be commenced, against the Company and the Company by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or any order, judgement or decree shall be entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings, and any such order, judgement or decree shall remain unstayed and in effect for more than 60 days; or

         (vi) any order, judgement or decree shall be entered in any proceeding against the Company decreeing the dissolution of the Company;

then, notwithstanding any provision herein to the contrary, this Note shall thereupon be and become forthwith due and payable without demand or other notice of any kind by the holder hereof or any other person.

         The Company promises to pay the following costs, expenses and attorneys' fees paid or incurred by the holder of this Note, or adjudged by the court:

         (a) reasonable costs of collection, costs and expenses and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and

         (b) costs of suit and such sums as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

         Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, and upon satisfaction of the Company that such transfer is exempt from registration under the Securities Act of 1933, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         No alteration, amendment or waiver of any provision of this Note, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any term hereof, or otherwise release or discharge the liability of the Company under this Note.

         This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing signed by the party against whom the same is asserted.

         The provisions of this Note shall be construed and interpreted, and in all rights and obligations hereunder determined, in accordance with the laws of the State of New York.



                                                         HMTF BRIDGE RHY, LLC

                                               By:  /s/ DAVID W. KNICKEL
                                                  ------------------------------
                                              Name:     David W. Knickel
                                                    ---------------------------
                                              Title:    Vice President
                                                     --------------------------

THIS DEMAND NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH CONDITIONS SPECIFIED HEREIN.

                             HMTF BRIDGE RHY, LLC

                                  Demand Note

                                                                  Dallas, Texas



         FOR VALUE RECEIVED, the undersigned (the "Company") , a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of HM 4-EQ Rhythms Coinvestors, LLC, or registered assigns, the principal sum of one million, seven hundred and fifty four thousand, four hundred and forty one Dollars ($1,754,441.00) not later than three business days after written demand for payment is delivered by the holder hereof to the Company at its principal office (which is located at 200 Crescent Court, Suite 1600, Dallas, Texas, on the date of this Note) , with simple interest at a rate of 8.25% per annum. Interest will be paid at the time of payment of the related principal or at the time this Note is otherwise surrendered by the holder hereof for cancellation.

         Payments of principal and interest accrued on the principal being paid to the date of payment are to be made at the home office of the Company, or such other place as the holder of this Note shall have specified in writing to the Company, in lawful money of the United States of America.

         This Note and the other Demand Notes being issued and dated the date hereof are herein called the "Notes."

         The Company represents and warrants that:

         (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority to own and lease its property and to conduct its business as presently conducted or contemplated; the Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which the conduct of its business as presently conducted or its ownership or leasing of property makes such qualification necessary;

         (ii) the execution and delivery by the Company of the Notes have been duly authorized by all the necessary corporate action and the Notes constitute the valid and binding agreements of the Company enforceable in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally from time to time in effect; and

         (iii) the execution and delivery of the Notes does not and will not contravene, or constitute a default under, any law or regulation, the limited liability company agreement of the Company or any agreement, judgement, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any lien, claim or encumbrance on any asset of the Company.

         If any of the following events shall occur:

         (i) any representation or warranty made by the Company in this Note shall be false in any material respect on the date as of which made or the Company shall violate any covenant or agreement made by it in this Note;

         (ii) the Company shall make an assignment for the benefit of creditors or admit in writing its inability to pay off its debts as they become due;

         (iii) an order, judgement or decree shall be entered adjudicating the Company bankrupt or insolvent;

         (iv) the Company shall petition or apply to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of its assets, or commence any proceedings relating to the Company under and bankruptcy, reorganization arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

         (v) any such petition or application shall be filed, or any such proceeding shall be commenced, against the Company and the Company by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or any order, judgement or decree shall be entered appointing any such trustee, receiver or liquidator, or approving the petition in any such proceedings, and any such order, judgement or decree shall remain unstayed and in effect for more than 60 days; or

         (vi) any order, judgement or decree shall be entered in any proceeding against the Company decreeing the dissolution of the Company;

then, notwithstanding any provision herein to the contrary, this Note shall thereupon be and become forthwith due and payable without demand or other notice of any kind by the holder hereof or any other person.

         The Company promises to pay the following costs, expenses and attorneys' fees paid or incurred by the holder of this Note, or adjudged by the court:

         (a) reasonable costs of collection, costs and expenses and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and

         (b) costs of suit and such sums as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

         Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, and upon satisfaction of the Company that such transfer is exempt from registration under the Securities Act of 1933, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         No alteration, amendment or waiver of any provision of this Note, made by agreement of the holder hereof and any other person or party, shall constitute a waiver of any term hereof, or otherwise release or discharge the liability of the Company under this Note.

         This Note may not be modified, terminated or discharged nor shall any waiver hereunder be effective unless in writing signed by the party against whom the same is asserted.

         The provisions of this Note shall be construed and interpreted, and in all rights and obligations hereunder determined, in accordance with the laws of the State of New York.


                                                         HMTF BRIDGE RHY, LLC

                                               By:  /s/ DAVID W. KNICKEL
                                                  ------------------------------
                                              Name:     David W. Knickel
                                                    ---------------------------
                                              Title:    Vice President
                                                     --------------------------